Exhibit 99.3
SUPPLEMENTAL INFORMATION
Three Months Ended September 30, 2009
Dollars in thousands, except per share data, unless otherwise disclosed
Furnished as of November 9, 2009
(Unaudited)
Copies of this report may be obtained at www.healthcarerealty.com or by contacting Gabrielle M. Andrés at 615.269.8471 or gandres@healthcarerealty.com.
In addition to the historical information contained within, the matters discussed in this report may contain forward-looking statements that involve estimates, assumptions, risks and uncertainties. These risks are discussed in filings with the Securities and Exchange Commission by Healthcare Realty Trust, including its Annual Report on Form 10-K for the year ended December 31, 2008 under the heading “Risk Factors,” and as updated in its Quarterly Reports on Form 10-Q filed thereafter. Forward-looking statements represent the Company’s judgment as of the date of this report. The Company disclaims any obligation to update these estimates, assumptions and other forward-looking material.

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended September 30, 2009	Page 1 of 8

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended September 30, 2009	Page 2 of 8

(1)	CORPORATE INFORMATION
A)	Corporate Headquarters:
Healthcare Realty Trust Incorporated
Healthcare Realty Services Incorporated
3310 West End Avenue, Suite 700
Nashville, TN 37203
Phone: 615.269.8175
Fax: 615.269.8461
E-mail: communications@healthcarerealty.com
B)	Stock Exchange, Symbol and CUSIP Number:

Security Description	Stock Exchange	Symbol	CUSIP Number
Common Stock	NYSE	HR	421946104
Senior Notes due 2011	OTC	HR	421946AF4
Senior Notes due 2014	OTC	HR	421946AF1
C)	Web Site: www.healthcarerealty.com

D)	Executive Officers:
David R. Emery, Chairman of the Board and Chief Executive Officer
John M. Bryant, Jr., Executive Vice President and General Counsel
Scott W. Holmes, Executive Vice President and Chief Financial Officer
B. Douglas Whitman, II, Executive Vice President and Chief Operating Officer
E)	Board of Directors:
David R. Emery, Chairman of the Board and Chief Executive Officer, Healthcare Realty Trust Incorporated
Errol L. Biggs, Ph.D., Director, Graduate Programs in Health Administration, University of Colorado
C. Raymond Fernandez, M.D., Retired Chief Executive Officer, Piedmont Clinic
Batey M. Gresham, Jr., A.I.A., Founder, Gresham Smith & Partners
Marliese E. Mooney, Independent Healthcare Consultant
Edwin B. Morris III, Managing Director, Morris & Morse Company, Inc.
J. Knox Singleton, President and Chief Executive Officer, Inova Health Systems
Bruce D. Sullivan, Retired Audit Partner, Ernst & Young LLP
Dan S. Wilford, Retired President and Chief Executive Officer, Memorial Hermann Healthcare System
F)	Professional Affiliations:
Independent Registered Public Accounting Firm
BDO Seidman, LLP
414 Union Street, Suite 1800
Nashville, TN 37219
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010
Phone: 1.800.733.5001
G)	Dividend Reinvestment Plan:
Through the Company’s transfer agent, Computershare, named shareholders of record can re-invest dividends in shares at a
5% discount and may also purchase up to $60,000 of HR common stock per calendar year without a service or sales charge.
For information, write Computershare, Investor Services, P.O. Box 43010, Providence, RI 02940-3010, or call
1.800.733.5001. Information may also be obtained at the transfer agent’s website, www.computershare.com.
H)	Direct Deposit of Dividends:
Direct deposit of dividends is offered as a convenience to shareholders of record. For information, write Computershare,
Investor Services, P.O. Box 43010, Providence, RI 02940-3010, or call 1.800.733.5001.
I)	Investor Relations:
Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, TN 37203
Attention: Gabrielle M. Andrés
Phone: 615.269.8471
Fax: 615.983.8569
E-mail: gandres@healthcarerealty.com

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended September 30, 2009	Page 3 of 8

(2)	CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,
	2009	2008
ASSETS

Real estate properties:
Land	$116,114	$107,555
Buildings, improvements, and lease intangibles	1,912,585	1,792,402
Personal property	17,431	16,985
Construction in progress	122,648	84,782

	2,168,778	2,001,724
Less accumulated depreciation	(424,370)	(367,360)

Total real estate properties, net	1,744,408	1,634,364

Cash and cash equivalents	5,088	4,138

Mortgage notes receivable	41,595	59,001

Assets held for sale and discontinued operations, net	903	90,233

Other assets, net	87,567	77,044

Total assets	$1,879,561	$1,864,780

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities:
Notes and bonds payable	$997,037	$940,186

Accounts payable and accrued liabilities	61,404	45,937

Liabilities held for sale and discontinued operations	11	32,821

Other liabilities	41,301	49,589

Total liabilities	1,099,753	1,068,533

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $.01 par value; 50,000,000 shares authorized; none issued and outstanding	—	—

Common stock, $.01 par value; 150,000,000 shares authorized; 59,363,946 and 59,246,284 shares issued and outstanding at September 30, 2009 and December 31, 2008, respectively	594	592

Additional paid-in capital	1,494,345	1,490,535

Accumulated other comprehensive loss	(6,461)	(6,461)

Cumulative net income	783,595	736,874

Cumulative dividends	(1,495,250)	(1,426,720)

Total stockholders’ equity	776,823	794,820

Noncontrolling interests	2,985	1,427

Total equity	779,808	796,247

Total liabilities and equity	$1,879,561	$1,864,780

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended September 30, 2009	Page 4 of 8

(3)	INVESTMENT PROGRESSION

		Three		Nine
	Number of	Months Ended	Number of	Months Ended
A) Construction in Progress	Properties	September 30, 2009	Properties	September 30, 2009

Balance at beginning of period	4	$126,429	4	$84,782

Fundings on projects in existence at the beginning of the period	—	18,946	—	60,593

New projects started during the period (1)	1	5,264	1	5,264

Completions (2)	(1)	(27,991)	(1)	(27,991)

Balance at end of period	4	$122,648	4	$122,648

		Three		Nine
	Number of	Months Ended	Number of	Months Ended
B) Real Estate Properties	Properties	September 30, 2009	Properties	September 30, 2009

Balance at beginning of period	194	$1,984,132	188	$1,916,942

Acquisitions (3)	2	23,892	4	55,060

Additions/Improvements	0	10,115	0	25,569

Completions (CIP) (2)	1	27,991	1	27,991

Reclassified assets previously held for sale to held for use	0	0	5	23,944

Dispositions	0	0	(1)	(3,376)

Balance at end of period	197	$2,046,130	197	$2,046,130

		Three		Nine
	Number of	Months Ended	Number of	Months Ended
C) Mortgage Notes Receivable	Investments	September 30, 2009	Investments	September 30, 2009

Balance at beginning of period	4	$57,022	4	$59,001

Fundings of new mortgages	0	0	0	0

Fundings on mortgages in existence at the beginning of the period	0	3,399	0	10,616

Principal reductions	0	(69)	0	(102)

Principal reductions due to acquisition (3)	0	(18,755)	0	(27,907)

Scheduled principal payments	0	(2)	0	(13)

Balance at end of period	4	$41,595	4	$41,595

		Three		Nine
	Number of	Months Ended	Number of	Months Ended
D) Unconsolidated Joint Ventures	Investments	September 30, 2009	Investments	September 30, 2009

Balance at beginning of period	1	$1,231	2	$2,784

Equity in income (loss) recognized during the period	0	0	0	(2)

Acquisition of remaining equity interest in joint venture	0	0	(1)	(1,700)

Investment in preferred interest in joint venture	0	35	0	184

Balance at end of period	1	$1,266	1	$1,266

(1)	During the third quarter of 2009, the Company began developing a medical office building in Washington.

(2)	During the third quarter of 2009, the Company substantially completed development of a medical office building in Texas.

(3)	The Company has an 80% controlling interest in a joint venture which purchased two medical office buildings in Iowa. The noncontrolling interest holder of the joint venture constructed one of the medical office buildings which was funded by the Company through a construction loan. Upon acquisition by the joint venture, the construction loan was partially converted to a permanent mortgage note payable to the Company and partially to capital contribution as the Company’s additional equity investment in the joint venture. The permanent mortgage note is now eliminated in consolidation.

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended September 30, 2009	Page 5 of 8

(4) INVESTMENT BY TYPE AND GEOGRAPHIC LOCATION (1)

	Medical Office/Outpatient
	Medical	Physician	Ambulatory	Specialty	Specialty
	Office	Clinics	Care/Surgery	Outpatient	Inpatient	Other		% of
	(MOB)	(PC)	(ASC)	(SOP)	(SIP) (2)	(OTH)	Total	Total

Master Leases
1 Alabama		$17,660		$2,698	$17,722	$9,493	$47,573	2.2%
2 California		8,363			12,688		21,051	1.0%
3 Florida	$17,441	28,553	$6,144	3,411	11,703		67,252	3.0%
4 Georgia	7,815	2,683	3,133				13,631	0.6%
5 Illinois	11,939		1,552				13,491	0.6%
6 Iowa	59,524	1,801		2,156			63,481	2.9%
7 Indiana		21,597			43,406	3,790	68,793	3.1%
8 Massachusetts		12,035					12,035	0.5%
9 Michigan						13,105	13,105	0.6%
10 Missouri			5,208				5,208	0.2%
11 Nevada	8,056						8,056	0.4%
12 Pennsylvania					113,867		113,867	5.1%
13 Tennessee						7,731	7,731	0.3%
14 Texas			17,314		19,225		36,539	1.7%
15 Virginia	30,963	30,919				11,253	73,135	3.3%
17 Washington	19,463						19,463	0.9%

Master Leases	$155,201	$123,611	$33,351	$8,265	$218,611	$45,372	$584,411	26.4%

	(3) Normalized same facility NOI growth for Master Leases (3Q2009 vs. 3Q2008):							2.2%

Operating Properties
1 Arizona	68,696	1,960					70,656	3.2%
2 Arkansas				3,055			3,055	0.1%
3 California	63,235		38,432				101,667	4.6%
4 Colorado	23,188						23,188	1.0%
5 District of Columbia	30,529						30,529	1.4%
6 Florida	117,027	26,710					143,737	6.5%
7 Hawaii	81,392						81,392	3.7%
8 Illinois	43,831						43,831	2.0%
9 Indiana	27,949						27,949	1.3%
10 Kansas	13,753						13,753	0.6%
11 Louisiana	11,719						11,719	0.5%
12 Maryland	15,898						15,898	0.7%
13 Michigan	22,933						22,933	1.0%
14 Mississippi	8,270						8,270	0.4%
15 Missouri	36,764						36,764	1.7%
16 Nevada			3,801				3,801	0.2%
17 North Carolina	141,196						141,196	6.3%
18 Oregon	20,523						20,523	0.9%
19 Pennsylvania	10,798						10,798	0.5%
20 South Carolina	10,953						10,953	0.5%
21 Tennessee	166,914	2,336					169,250	7.7%
22 Texas	468,938	19,604	24,579				513,121	23.2%
23 Virginia				2,166			2,166	0.1%
24 Washington	45,301						45,301	2.0%

Operating Properties	$1,429,807	$50,610	$66,812	$5,221	$—	$—	$1,552,450	70.1%

	(3) Normalized same facility NOI growth for Operating Properties (3Q2009 vs. 3Q2008):							2.8%

Land Held for Development							17,301	0.8%
Corporate Property							14,616	0.7%

Total Equity Investments	$1,585,008	$174,221	$100,163	$13,486	$218,611	$45,372	$2,168,778	98.0%

Average Age of Facility (years)	20	21	22	15	21	32	20

3Q 2009 Economic Occupancy (4)	84%	93%	87%	63%	100%	94%	86%

3Q 2009 Stabilized Occupancy (4)	88%	93%	87%	63%	100%	94%	90%

Mortgage Investments	12,118	16,832	12,645				41,595	1.9%

Mortgage Investments	$12,118	$16,832	$12,645	$—	$—	$—	$41,595	1.9%

Unconsolidated Joint Ventures
Utah						1,266	1,266	0.1%

Joint Venture Investments	$—	$—	$—	$—	$—	$1,266	$1,266	0.1%

Total Investments	$1,597,126	$191,053	$112,808	$13,486	$218,611	$46,638	$2,211,639	100.0%

Percent of $ Invested	73.3%	8.8%	5.2%	0.6%	10.0%	2.1%	100.0%

Number of Investments	134	33	11	5	12	11	206

(1)	Excludes assets held for sale.

(2)	The Company’s inpatient rehabilitation facilities (included in SIP) have EBITDARM coverages of approximately 2.5 to 3.0 times.

(3)	The ‘same facility’ portfolio includes those properties that were in operation for the full quarter and for the full corresponding quarter of the prior year. The normalized same facility NOI growth rate in the portfolio is not representative of the entire portfolio. “Normalized” means adjusted for items that would otherwise prohibit a meaningful comparison of NOI for the two periods. Approximately 76% of the Company’s owned real estate portfolio is included in the calculation of the ‘same facility’ NOI growth.

(4)	The economic and stabilized occupancies assume that properties under a Property Operating Agreement or Master Lease Agreement have 100% economic occupancy. The stabilized occupancies exclude the seven development properties currently in lease-up that were placed in service in the last 24 months. The average underlying tenant occupancy of the eight properties under Property Operating Agreements, as directed by the respective sponsor, was approximately 62%.

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended September 30, 2009	Page 6 of 8

(5)	DEVELOPMENT PROPERTIES

CONSTRUCTION IN PROGRESS

	Estimated				CIP at	Estimated	Estimated	Estimated
	Completion	Property		Approximate	September 30,	Remaining	Total	Stabilization
State	Date	Type	Properties	Square Feet	2009	Fundings	Investment	Date

Under construction:
Illinois	4Q 2009	MOB	1	100,000	$20,436	$5,964	$26,400	4Q 2011
Texas	4Q 2009	MOB	1	120,000	22,500	6,100	28,600	3Q 2012
Hawaii	2Q 2010	MOB	1	133,000	57,147	28,853	86,000	2Q 2013
Washington	3Q 2011	MOB	1	206,000	5,264	86,936	92,200	4Q 2014

Land held for development:
Texas					9,184
Texas					8,117

			4	559,000	$122,648	$127,853	$233,200

STABILIZATION IN PROGRESS

		Date			Investment at	Estimated			Estimated
	Number of	Transferred	Property	Square	September 30,	Total	3Q 2009		Stabilization
State	Properties	from CIP	Type	Feet	2009	Investment	NOI	Leased	Date

Texas	1	1Q 2007	MOB	171,033	$25,919	$32,300	$349	62%	2Q 2010
Texas	1	2Q 2007	MOB	73,324	11,269	11,900	128	66%	1Q 2010
Texas	1	1Q 2008	MOB	140,221	21,926	24,900	221	51%	2Q 2011
Colorado	2	3Q 2008	MOB	161,099	23,188	27,400	(349)	16%	4Q 2011
Arizona	2	4Q 2008	MOB	180,256	37,369	42,700	(221)	7%	4Q 2011
Texas	1	3Q 2009	MOB	129,879	29,002	33,000	(126)	26%	4Q 2011

				855,812	$148,673	$172,200	$2

(6)	LEASE MATURITY SCHEDULE (1)

	Annualized			Average
	Minimum	Number of	Percentage	Square Feet
	Rents (2)	Leases	of Revenues	Per Lease

2009	$6,379	108	3.0%	3,203 (3)
2010	27,375	317	13.1%	3,776
2011	29,847	277	14.2%	4,184
2012	25,146	222	12.0%	4,662
2013	30,989	191	14.8%	6,580
2014	30,080	231	14.4%	5,552
2015	7,064	47	3.4%	7,283
2016	8,278	24	4.0%	12,446
2017	13,193	35	6.3%	20,855
2018	10,362	65	4.9%	8,063
Thereafter	20,741	68	9.9%	13,256

(1)	Mortgage notes receivable, investments in unconsolidated joint ventures and assets classified as held for sale are excluded.

(2)	Represents the annualized minimum rents on leases in place, excluding the impact of renewals, future step-ups in rent, or sponsor support payments under property operating agreements.

(3)	The lease expirations remaining in 2009 are all multi-tenant leases, of which, based on square footage, approximately 78% is on-campus and approximately 19% represents maturing five-year leases with major hospital tenants.

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended September 30, 2009	Page 7 of 8

(7)	SQUARE FEET OWNED AND/OR MANAGED (1)
A)	By Geographic Location

	Number of Properties			Owned (2)			Third Party
		Third		Not	Construction		Property
	Owned	Party	Total	Managed	in Progress	Managed (3)	Management	Total	Percent

1 Texas	44		44	181,526	120,000	3,147,689		3,449,215	27.2%
2 Tennessee	17	5	22	75,000		1,278,736	252,883	1,606,619	12.6%
3 Florida	25		25	363,694		780,360		1,144,054	9.0%
4 North Carolina	14		14			724,291		724,291	5.7%
5 Virginia	13		13	688,249		10,000		698,249	5.5%
6 California	10		10	93,000		458,955		551,955	4.3%
7 Pennsylvania	7		7	437,601		63,914		501,515	3.9%
8 Arizona	9	1	10			382,045	59,106	441,151	3.4%
9 Washington	5		5	91,561	206,000	141,058		438,619	3.5%
10 Illinois	4		4	115,100	100,000	142,955		358,055	2.8%
11 Alabama	6		6	327,535				327,535	2.6%
12 Michigan	8		8	121,672		199,749		321,421	2.5%
13 Indiana	4		4	205,499		102,566		308,065	2.4%
14 Hawaii	3		3		133,000	173,502		306,502	2.4%
15 Iowa	7		7	265,227				265,227	2.1%
16 Missouri	5		5	13,478		174,248		187,726	1.5%
17 District of Columbia	2		2			182,836		182,836	1.4%
18 Colorado	2		2			161,099		161,099	1.3%
19 Louisiana	2		2			133,211		133,211	1.1%
20 Mississippi	1	1	2			58,036	39,648	97,684	0.8%
21 Maryland	2		2			94,664		94,664	0.8%
22 Massachusetts	2		2	84,242				84,242	0.7%
23 Georgia	3		3	78,779				78,779	0.6%
24 Kansas	1		1			70,908		70,908	0.6%
25 Oregon	1		1			62,246		62,246	0.5%
26 Nevada	2		2	31,026		16,878		47,904	0.4%
27 South Carolina	1		1			39,801		39,801	0.3%
28 Arkansas	1		1			11,963		11,963	0.1%

Total Properties / Square Feet	201	7	208	3,173,189	559,000	8,611,710	351,637	12,695,536	100.0%

B)	By Facility Type

	Owned				Third Party
	Not	Construction		Total	Property
	Managed	in Progress	Managed (3)	Owned	Management	Total	Percent

Medical Office	952,864	559,000	7,955,976	9,467,840	351,637	9,819,477	77.3%
Physician Clinics	688,055		331,167	1,019,222		1,019,222	8.0%
Specialty Inpatient	863,694			863,694		863,694	6.8%
Other	498,293			498,293		498,293	4.0%
Ambulatory Care/Surgery	133,067		302,604	435,671		435,671	3.4%
Specialty Outpatient	37,216		21,963	59,179		59,179	0.5%

Total Square Feet	3,173,189	559,000	8,611,710	12,343,899	351,637	12,695,536	100.0%

Percent of Total Square Footage	25.0%	4.4%	67.8%	97.2%	2.8%	100.0%

Total Number of Properties	70	4	127	201	7	208

C)	By Occupancy

								% of Total
	Medical	Physician	Ambulatory	Specialty	Specialty			Square
Occupants Greater than 1%	Office	Clinics	Care/Surgery	Outpatient	Inpatient	Other	Total	Feet

1 Baylor Health Care System	759,589	73,501					833,090	6.8%
2 HealthSouth					643,383		643,383	5.2%
3 Carolinas Healthcare System	568,687						568,687	4.6%
4 HCA	30,495	235,600	8,749			16,400	291,244	2.4%
5 Ascension Health Care System	195,510						195,510	1.6%
6 OrthoIndy		58,474			117,525		175,999	1.4%
7 Melbourne Internal Medicine Assocs		134,520					134,520	1.1%

All Other Occupants Less than 1%	7,913,559	517,127	426,922	59,179	102,786	481,893	9,501,466	76.9%

Total Square Feet	9,467,840	1,019,222	435,671	59,179	863,694	498,293	12,343,899	100.0%

(1)	Mortgage notes, investments in joint ventures and assets classified as held for sale are excluded.

(2)	Approximately 66% of the portfolio is considered to be located on or adjacent to a hospital campus.

(3)	The owned and managed portfolio, excluding third party managed properties, consists of 1,532 leases with an average of 4,263 square feet per lease.

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended September 30, 2009	Page 8 of 8